File No. 33-11351
                                         Rule 497(e)

Stein Roe Asia Pacific Fund


Prospectus
February 1, 2000

Revised May 1, 2000





The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

1     The Fund
         Investment Goal
         Principal Investment Strategy
         Principal Investment Risks
         Fund Performance
         Your Expenses

12    Financial Highlights

14    Your Account
         Purchasing Shares
         Opening an Account
         Determining Share Price (NAV)
         Selling Shares
         Exchanging Shares
         Reporting to Shareholders
         Dividends and Distributions

27    Other Investments and Risks

32    The Fund's Management
         Investment Adviser
         Portfolio Managers
         Master/Feeder Fund Structure

Please keep this prospectus as your reference manual.

THE FUND
ASIA PACIFIC FUND

INVESTMENT GOAL   Stein Roe Asia Pacific Fund seeks long-term
growth.


PRINCIPAL INVESTMENT STRATEGY   Under normal conditions, Asia
Pacific Fund invests at least 65% of its total assets in stocks of mid- and large-capitalization companies located in Asia and the Pacific Basin. The Pacific Basin countries the Fund invests in include Australia and New Zealand. The Asian countries the Fund invests in include Japan, Hong Kong/China, Singapore, South Korea, Taiwan, Thailand, Indonesia and the Philippines. The Fund may invest up to 35% of its total assets in equity and debt securities of corporate issuers of any market capitalization or size and governmental issuers located anywhere in the world, including the United States.


The Fund will consider an issuer of securities to be located in the Pacific Basin if: (i) it is organized under the laws of a country in the Pacific Basin and has a principal office in a country in the Pacific Basin, (ii) it derives 50% or more of its total revenues from business in the Pacific Basin, or (iii) its equity securities are traded principally on a securities exchange in the Pacific Basin.


Defining capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Lipper, Inc.

According to Lipper, Inc. as of December 1999, large-cap companies had market capitalizations greater than $9.0 billion, midcap companies had market capitalizations between $2.2 and $9.0 billion, and small-cap companies had market capitalizations less than $2.2 billion. These amounts are subject to change.


The Fund invests in growth companies that the portfolio managers believe have long-term growth prospects and quality management. Growth companies are those companies which the portfolio managers believe have above average growth potential. The portfolio managers measure the growth potential of a company using cash earnings and reserves.

The portfolio managers may sell a security if there is a deterioration in a company's fundamentals or a change to a company's management strategy, or if the portfolio managers identify a different company with more attractive growth prospects. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

PRINCIPAL INVESTMENT RISKS   There are two basic risks for all
mutual funds that invest in stocks: management risk and market risk. These risks tend to be greater when investing overseas. These risks may cause you to lose money by investing in the Fund.

[Callout]
WHAT ARE MARKET AND MANAGEMENT RISKS?
Management risk means that the portfolio managers' stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[End callout]

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders.

Currency exchange rates will affect the U.S. dollar value of the Fund's foreign stocks. Most of the stocks the Fund owns are traded and settled in a foreign currency. The Fund also incurs costs when it buys and sells foreign currencies. If the foreign currency loses value against the dollar, the Fund's investment may be worth less in dollar terms even if the stock's value has grown in local terms. In addition, foreign security transactions may be more costly due to higher brokerage and custodial costs.


The prices of foreign securities may fluctuate substantially more than the prices of U.S. securities because the price of a foreign stock may depend on issues other than the performance of the particular company. Foreign stocks, especially those of emerging markets, are subject to political and economic risks such as possible delays in settlement; the existence of less liquid markets; the unavailability of reliable information about issuers; the existence of exchange control regulations; political and economic instability; immature economic structures; different legal and accounting systems; and the possible seizure, expropriation or nationalization of a company or its assets. In some foreign markets, there may not be protection or legal recourse against failure by other parties to complete transactions.


Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as "emerging markets." For example, political, and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


Because the Fund's investments are concentrated in Asia and the Pacific Basin, the Fund is susceptible to regional risk. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. In the past, the markets in each of these Asian countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

Small- and medium-cap companies. The securities the Fund purchases may involve certain special risks. Small- and medium-sized companies and new issuers often have limited product lines, operating histories, markets, or financial resources. They also may depend heavily on a small management group. Small-cap companies in particular are more likely to fail or prove unable to grow. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in price than securities of larger companies.

Debt securities. The Fund will invest in high quality debt securities for defensive purposes. The Fund's investments in debt securities, generally bonds, convertible bonds and sovereign debt, expose the Fund to interest rate risk. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decrease. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise.
Changes in the value of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program.

For more information on the Fund's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in Asia Pacific Fund?

You may want to invest in Asia Pacific Fund if you:
* are interested in investing in companies in Asia and the Pacific Basin and can tolerate the greater share price volatility that accompanies international investing
* want a regional overseas fund that is diversified among countries and companies
* are a long-term investor and can afford to potentially lose money on your investment

Asia Pacific Fund is not appropriate for investors who:
* want to avoid volatility or possible losses
* are saving for a short-term period
* need regular current income

FUND PERFORMANCE   The following charts show the Fund's
performance for the calendar year ended December 31, 1999. The returns include the reinvestment of dividends and distributions.
As with all mutual funds, past performance is no guarantee of future results.

Annual Total Returns

This chart shows the Fund's total return for calendar year 1999.
It provides an indication of the risks of investing in the Fund.

[bar chart]
ANNUAL TOTAL RETURN
100%   105.00%
80%
60%
40%
20%
10%
0%
-10%
        1999
[ ] Asia Pacific Fund
[end bar chart]

Best quarter: 4th quarter 1999, +37.22%
Worst quarter: 1st quarter 1999, -7.55%

Average Annual Total Returns

Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the MSCI Pacific Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                          AVERAGE ANNUAL TOTAL RETURNS
                              Periods ending December 31, 1999
                              1 yr            Since Inception
---------------------------------------------------------------
                                             (October 19, 1998)
   Asia Pacific Fund          105.00%              92.89%
   MSCI Pacific Index*         57.63%              56.96%


   *The MSCI Pacific Index is an unmanaged group of Pacific Basin stocks that differs from the Fund's composition; it is not available for direct investment. Since inception performance for the Index is from October 31, 1998 through December 31, 1999.

YOUR EXPENSES   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares. However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

SHAREHOLDER FEES(a)
(expenses that are deducted from your account)
Redemption fee (as a percentage of amount redeemed)    1.00%

ANNUAL FUND OPERATING EXPENSES(b)
(expenses that are deducted from Fund assets)
Management fees(c)                                     1.10%
Distribution (12b-1) fees                              None
Other expenses                                         2.95%
Total annual fund operating expenses                   4.05%
Expense reimbursement(d)                              (2.05%)
Net expenses                                           2.00%

(a) A 1% redemption fee, retained by the Fund, is imposed only on redemptions of Fund shares held less than 90 days. There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(c) Management fees includes both the management fee and the administrative fee charged to the Fund.
(d) Stein Roe will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on January 31, 2001. After reimbursement, management fees will be 0.00% and other expenses will be 2.00%. A reimbursement lowers the expense ratio and increases overall return to investors.

Expense Example

This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period

Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expense reimbursements are in effect for the first year in the periods below. Expenses based on these assumptions are:

                              EXPENSE EXAMPLE
                     1 yr     3 yrs     5 yrs     10 yrs
-----------------------------------------------------------------
Asia Pacific Fund    $203     $1,045    $1,904    $4,122

FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the period of the Fund's operations. The Fund's fiscal year runs from October 1 to September 30. The total return in the table represents the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, appears in the Fund's annual report. To request an annual report, please call 800-338-2550.


Asia Pacific Fund
PER SHARE DATA
                                                     Period ended
                                                     September 30,
                                                         1999(b)
------------------------------------------------------------------
Net asset value, beginning of period                  $10.000
Income from investment operations
Net investment income (a)(c)                            0.011
Net gains on securities (both realized and unrealized)  6.019
Total from investment operations                        6.030
Net asset value, end of period                        $16.030
Total return (d)(e)                                    60.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                $4,006
Ratio of net expenses to average net assets (f)(g) 2.00% Ratio of net investment income to average net
   assets(f)(g)                                         0.10%
Fees and expenses waived or borne by Stein Roe (f)(g)   2.05%
Portfolio turnover rate                                   31%


(a) Net of fees and expenses waived or borne by Stein
    Roe which amounted to:                              0.23%
(b) From commencement of operations on October 19, 1998.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.05% and $0.006 per share.
(g) Annualized.

YOUR ACCOUNT

PURCHASING SHARES   You will not pay a sales charge when you
purchase Fund shares. Your purchases are made at the NAV next determined after the Fund receives your check, wire transfer or electronic transfer. If the Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE)-normally 4 p.m. Eastern time-your purchase is effective on the next business day.

Purchases through Third Parties

If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the NAV next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined.

Conditions of Purchase

An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its shareholders. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor [service mark] program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

                        ACCOUNT MINIMUMS
                        Minimum to      Minimum    Minimum
Type of Account       Open an Account   Addition   Balance
------------------------------------------------------------
Regular                   $2,500         $100      $1,000
Custodial (UGMA/UTMA)     $1,000         $100      $1,000
Automatic Investment Plan $1,000          $50           -
Roth and Traditional IRA    $500          $50        $500
Educational IRA             $500          $50*       $500
*Maximum $500 contribution per calendar year per child.

Opening an Account


                OPENING OR ADDING TO AN ACCOUNT

Opening an Account  BY MAIL:
                    Complete the application.
                    Make check payable to Stein Roe Mutual Funds.

                    Mail application and check to:
                      SteinRoe Services Inc.
                      P.O. Box 8900
                      Boston, MA 02205

                    BY WIRE:
                    Mail your application to the address listed on the left, then call 800-338-2550 to obtain an account number. Include your Social Security Number. To wire funds, use the instructions below.

Adding to an Account  BY MAIL:
                    Make check payable to Stein Roe Mutual Funds.
                    Be sure to write your account number on the check.

                    Fill out investment slip (stub from your statement or confirmation) or include a note indicating the amount of your purchase, your account number, and the name in which your account is registered.

                    Mail check with investment slip or note to the address above.

                    BY WIRE:
                    Wire funds to:
                      First National Bank of Boston
                      ABA:  011000390
                      Attn: SSI, Account No. 560-99696
                      Fund No.22; Stein Roe Asia Pacific Fund
                      Your name (exactly as in the registration).
                      Fund account number.

OPENING OR ADDING TO AN ACCOUNT

Opening an Account  BY ELECTRONIC FUNDS TRANSFER:
                    You cannot open a new account via electronic transfer.

                    BY EXCHANGE:
                    By mail, phone, automatically (be
                    sure to elect the Automatic Exchange Privilege on your application).

                    THROUGH AN INTERMEDIARY;
                    Contact your financial professional.

Adding to an Account  BY ELECTRONIC FUNDS TRANSFER;
                    Call 800-338-2550 to make your purchase. To set up prescheduled purchases, be sure to elect the Automatic Investment Plan (Stein Roe Asset [SERVICE MARK] Builder) option on your application.

                    BY EXCHANGE:
                    By mail, phone, automatically (be
                    sure to elect the Automatic Exchange Privilege on your application).

                    THROUGH AN INTERMEDIARY:
                    Contact your financial professional.

All checks must be made payable in U. S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE (NAV)   The Fund's share price is its NAV
next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of Fund shares outstanding. We determine NAV at the close of regular trading on the NYSE-normally 4 p.m. Eastern time. If you place an order after that time, you receive the share price determined on the next business day.

In computing the net asset value, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. Trading of these securities may not take place on every NYSE business-day. Foreign securities may trade on days when the NYSE is closed. We will not price shares on days the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of a foreign market and before the close of the NYSE.

SELLING SHARES   You may sell your shares any day the Fund is open
for business.  Please follow the instructions below.

                         SELLING SHARES
BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

BY PHONE:     This feature is automatically added to your account
              unless you decline it on your application.  Call
              800-338-2550 to redeem an amount of $1,000 or more.
              We will mail a check to your registered address.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC TRANSFER:  Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.

BY EXCHANGE:  Call 800-338-2550 to exchange any portion of your
              Fund shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC EXCHANGE:  Fill out the appropriate areas of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.

What You Need to Know When Selling Shares

Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

The Fund redeems shares at the NAV next determined after an order has been accepted. We mail the proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

If the amount you redeem is in excess of the lesser of (1)
$250,000 or (2) 1% of the Fund's net assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

Redemption Fee

The Fund charges a 1% redemption fee on sales of Fund shares that you have held less than 90 days. The fee is retained by the Fund for the benefit of the remaining shareholders. The fee is waived for shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Stein Roe Profit Sharing and Money Purchase Pension Plans. The fee waiver may not apply to shares purchased through an intermediary maintaining an omnibus account with the Fund. Before purchasing shares, please check with your account representative concerning the availability of the waiver. The fee waiver does not apply to IRA and SEP-IRA accounts. The redemption fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee does not benefit Stein Roe in any way. The Fund may modify the terms of, terminate, or waive this fee at any time.

Involuntary Redemption

If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

Low Balance Fee

Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans;
(4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

EXCHANGING SHARES   You may exchange Fund shares for shares of
other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange
Fund shares for shares of another fund.

We may change, suspend or eliminate the exchange service after notification to you.

Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of the Fund into another Stein Roe no-load fund and then back to the Fund.

REPORTING TO SHAREHOLDERS   To reduce the volume of mail you
receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DIVIDENDS AND DISTRIBUTIONS   The Fund distributes, at least once
a year, virtually all of its net investment income and net realized capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect on the account application to have distributions paid by check.

[callout]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
* by check
* by electronic transfer into your bank account
* a purchase of shares of another Stein Roe fund
* a purchase of shares in a Stein Roe fund account of another person
[/callout]

If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of the Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

Tax Consequences

You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                             TAX STATUS
----------------------------------------------------------------
Income dividend                         Ordinary income
Short-term capital gain distribution    Ordinary income
Long-term capital gain distribution     Capital gain
Sale of shares owned one year or less   Gain is ordinary income;
                                        loss is subject to special
                                        rules
Sale of shares owned more than one year Capital gain or loss

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

OTHER INVESTMENTS AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Fund also may invest in other securities and use other investment techniques. The Fund may elect not to buy any of these other securities or use any of these other investment techniques. The Fund may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information
(SAI) contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The SAI also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

COUNTRY ALLOCATION   The Pacific Basin countries that the Fund
invests in include Australia and New Zealand. The Asian countries the Fund invests in include Japan, Hong Kong/China, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, and the Philippines. The Fund considers an issuer of securities to be located in the Pacific Basin if:

* it is organized under the laws of a country in the Pacific Basin and has a principal office in a country in the Pacific Basin,
* it derives 50% or more of its total revenues from business in the Pacific Basin, or
* its equity securities are traded principally on a securities exchange in the Pacific Basin.

As of September 30, 1999, the Fund had more than 5% of its total assets in each of the following countries:

                      Country Allocation
              Countries         Percentage of
                                 Total Assets
              ---------------------------------
              Japan                 37.7%
              Hong Kong/China       42.8%
              Singapore             13.8%

FOREIGN CURRENCY TRANSACTIONS   The  Fund engages in a variety of
foreign currency transactions. It may buy and sell foreign currencies in the spot market (commodities market in which goods are sold for cash and delivered immediately). The Fund may also buy or sell forward contracts (buy or sell currency on a prespecified date in the future). It may buy and sell foreign currency futures contracts. It also may buy and sell options on foreign currencies and foreign currency futures. The Fund uses these transactions for two primary purposes. First, it may seek to lock in a particular foreign exchange rate for the settlement of a purchase or sale of a foreign security or for the receipt of interest, principal or dividend payments on a foreign security it holds. Second, it may seek to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which its securities are denominated. These hedging techniques limit the potential gain from currency value increases.

ADRS AND EDRS.   The Fund may purchase American Depositary
Receipts (ADRs) and European Depositary Receipts (EDRs). ADRs are securities guaranteed by a United States person and are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the investor is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. EDRs are securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

PORTFOLIO TURNOVER   There are no limits on turnover.  Turnover
may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS   When Stein Roe believes that a
temporary defensive position is necessary, the Fund may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, it may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions). Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a temporary defensive position.

INTERFUND LENDING PROGRAM   The Fund may lend money to and borrow
money from other funds advised by Stein Roe. It will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

THE FUND'S MANAGEMENT

INVESTMENT ADVISER   Stein Roe & Farnham Incorporated (Stein Roe),
One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. For the fiscal year ended September 30, 1999, the Fund paid to Stein Roe aggregate fees of 0.00% of average net assets, after reimbursement of expenses by Stein Roe.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is
not part of LFG and is managed by a different team.   Stein Roe
and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

The Fund's sub-adviser is Newport Pacific Management, Inc., 580 California Street, Suite 1960, San Francisco, CA 94104. Newport is subject to the overall supervision of Stein Roe and provides the Fund with investment advisory services, including portfolio management. Newport is registered as an investment adviser under the Investment Advisers Act of 1940 and specializes in investing in the Pacific region. It is an affiliate of Stein Roe. For its services as sub-adviser, Stein Roe pays Newport an annual fee of 0.55% of the Fund's average net assets. As of September 30, 1999, Newport managed approximately $1 billion in assets, all of which were invested in foreign securities.

PORTFOLIO MANAGERS   Thomas R. Tuttle, Christopher Legallet, and
David Smith have been co-portfolio managers of the Fund since its inception in 1998.

Mr. Tuttle is senior vice president of Newport. Mr. Tuttle has been affiliated with Newport since 1983 and has managed other funds or accounts since that time. He received a B.S. degree from Williams College.

Mr. Legallet is a senior vice president of Newport. He joined Newport in 1997 and has managed other funds and accounts since that time. Prior to his affiliation with Newport, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investment in Asia since 1992. He received his B.A. and M.B.A. degrees from UCLA.

Mr. Smith is a senior vice president of Newport, which he joined in 1994 and has managed other funds and accounts for Newport since that time. He also manages the portion of the portfolios of Newport's private clients invested in Japan as well as analyzing North Asian markets. He has 29 years of experience in the investment business as a money manager, institutional broker, and investment banker. Mr. Smith graduated from San Francisco State University with a degree in finance and economics.

MASTER/FEEDER FUND STRUCTURE   The Fund could convert into a
"feeder" fund in a "master/feeder" structure at some future date. This means that all of the Fund's assets would be invested in a larger "master" portfolio of securities that has investment objectives and policies substantially identical to those of the Fund.

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in its semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One Financial Center
Boston, MA  02111-2621
800-338-2550

www.steinroe.com

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act file number of Liberty-Stein Roe Funds
Investment Trust:  811-04978


                   LIBERTY FUNDS DISTRIBUTOR, INC.


                                            S22-01/083B-0400